Exhibit 99.1

UNITED STATES BANKRUPTCY COURT FOR DISTRICT OF DELAWARE Clear All Fields Save In Re. Quanergy Systems, Inc. § § § § Debtor(s) Case No. 22-11305Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/31/2023 Petition Date: 12/13/2022 Months Pending: 4 Industry Classification: 54 14Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 87 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Shane ReilClick "Generate PDF" to Remove Watermark Signature of Responsible Party Printed Name of Responsible Party 04/19/2023 Date Rodney Square 1000 N. King Street, Wilmington, Delaware 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Quanergy Systems, Inc. Case No. 22-11305 Save Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $8,074,396 b. Total receipts (net of transfers between accounts) $567,359 $4,731,276 c. Total disbursements (net of transfers between accounts) $1,491,472 $6,682,845 d. Cash balance end of month (a+b-c) $7,150,283 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $1,491,472 $6,682,845Part 2: Asset and Liability Status Current Month(Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $891,525 b. Accounts receivable over 90 days outstanding (net of allowance) $492,545 c. Inventory ( (attach explanation)) Book Market Other $0 d Total current assets $12,767,723 e. Total assets $13,474,910 f. Postpetition payables (excluding taxes) $93,731 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $93,731k. Prepetition secured debt $0 l. Prepetition priority debt $7,406 m. Prepetition unsecured debt $33,014,747 n. Total liabilities (debt) (j+k+l+m) $33,115,884o. Ending equity/net worth (e-n) $-19,640,974 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $3,150,000 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $625,000 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $2,525,000 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructio Click "Generate PDF" to Remove Watermark a. Gross income/sales (net of returns and allowances) $23,125 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $23,125 d. Selling expenses $0 e. General and administrative expenses $365,429 f. Other expenses $-307,561 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $1,127,347 k. Profit (loss) $-1,162,090 $-33,108,290 UST Form 11-MOR (12/01/2021) 2

Debtor's Name Quanergy Systems, Inc. Case No. 22-11305 Save Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $997,048 $2,049,849 $1,020,196 $1,691,092 Itemized Breakdown by Firm Add Firm Name Role Delete i Raymond James Financial Professional $0 $250,000 $0 $250,000 Delete ii Cooley LLP Lead Counsel $466,653 $753,219 $373,740 $602,993 Delete iii Young Conaway Stargatt Taylo Co-Counsel $246,010 $482,278 $197,164 $388,807 Delete iv FTI Financial Professional $281,648 $556,113 $444,891 $444,891 Delete v Stretto Other $2,737 $8,239 $4,401 $4,401 Approved Current Month b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm AddFirm Name Role c. All professional fees and expenses (debtor & committees) Approved Cumulative Paid Current Month Paid Cumulative Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $353,308 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No Click "Generate PDF" to Remove Watermark e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) UST Form 11-MOR (12/01/2021) 3

Debtor's Name Quanergy Systems, Inc. Case No. 22-11305 Save j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Part 8: Individual Chapter 11 Debtors (Only) Yes No a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0j. Difference between total income and total expenses (d-i) $0k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). Click "Generate PDF" to Remove Watermark I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Lawrence Perkins Signature of Responsible Party Chief Restructuring Officer Printed Name of Responsible Party 04/19/2023Title Date Save Generate PDF for Court Filing and Remove Watermark UST Form 11-MOR (12/01/2021) 4

THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: QUANERGY SYSTEMS, INC.,1 Debtor. Chapter 11 Case No. 22-11305 (CTG) NOTES TO MONTHLY OPERATING REPORT On December 13, 2022 (the "Petition Date"), the above-captioned debtor and debtor in possession (the "Debtor") filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Please be advised that the accompanying monthly operating report and the exhibits thereto (the “MOR”) are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Code and the United States Trustee. The unaudited financial statements have been derived from the Debtor’s books and records. The information presented herein has not been subjected to all procedures that would typically be applied to financial information presented in accordance with U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, and these changes could be material. The information furnished in the MOR includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP. Given the complexity of the Debtor’s business, inadvertent errors, omissions or over[1]inclusions may have occurred. Accordingly, the Debtor hereby reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so. 1 The Debtor and the last four digits of its taxpayer identification number are: Quanergy Systems, Inc. (5845). The Debtor’s mailing address for purposes of the Chapter 11 Case is 433 Lakeside Drive, Sunnyvale, CA 94085.

Quanergy Systems, Inc. Exhibits to the March MOR For the period March 1, 2023 through March 31, 2023 Page # Table of Contents 3 Statement of Cash Receipts and Disbursements 4 Balance Sheet for period ending March 31, 2023 5 Statement of Operations 6 Accounts Receivable as of March 31, 2023 7 Post-petition Accounts Payable as of March 31, 2023 8 Bank Reconciliation 9 Payments Made on Pre-Petition Debt as of March 31, 2023 10 Payments to Insiders 11 Payments to Professionals as of March 31, 2023 2

Quanergy Systems, Inc. Statement of Cash Receipts and Disbursements ($ in USD) 3/1-3/31 Beginning Cash Balance $ 8,074,396 Receipts Asset Sale Proceeds $ - Collections 567,359 NewCo Prefunding1 - Total Receipts $ 567,359 Operating Disbursements Payroll and Benefits $ - Prefunded NewCo Payments $ 135,299 AP 102,971 Other 3,158 Total Operating Disbursements $ 241,428 Operating Cash Flow $ 325,931 Restructuring Related Professional fees $ 1,250,044 Total Restructuring Related $ 1,250,044 Net Cash Flow $ (924,113) Ending Cash Balance $ 7,150,283 Notes: (1) Advance provided by Quanergy Solutions, Inc. ("NewCo") to pay for expenses in February. 3

Quanergy Systems, Inc. Balance Sheet for period ending March 31, 2023 ($ in USD) 3/31/2023 Assets Current assets: Cash and cash equivalents $ 7,150,283 Restricted cash 70,000 Accounts receivable, net of allowance for doubtful accounts 891,525 Prepaid business insurance and D&O 3,925,525 Inventory - Sensata Warrants (1) - Prepaid expenses and other current assets 730,390 Total current assets $ 12,767,723 Property and equipment, net $ - Operating lease assets 478,156 Other long-term assets 229,031 Total assets $ 13,474,910 Liabilities and stockholders’ equity Current Liabilities: Accounts payable $ 6,251,146 Accrued expenses 1,626,724 Accrued liabilities 9,897,864 Accrued liabilities (Post petition) 93,731 Professional fees (Post petition) 3,788,515 Other current liabilities 1,235,364 Total current liabilities $ 22,893,344 Operating lease liabilities $ 478,156 Other long-term liabilities 9,744,384 Total liabilities $ 33,115,884 Total Stockholders’ equity $ (19,640,974) Total liabilities and stockholders’ equity $ 13,474,910 Notes: (1) The Sensata Warrants were originally capitalized at the expected value of future services to be received, which is now currently expected to be close to zero; written off in February 2023. 4

Quanergy Systems, Inc. Statement of Operations ($ in USD) 3/1 - 3/31 Revenue $ 23,125 Cost of Sales - Gross Margin $ 23,125 Selling expenses $ - General and administrative 365,429 Payroll Taxes - Depreciation and amortization - Restructuring expenses 1,127,347 Other operating expenses (307,561) Income (loss) from operations $ (1,162,090) Other income: Interest income $ - Loss on Asset Sale - Income (loss) before income taxes $ (1,162,090) Income tax $ - Net Income (loss) $ (1,162,090) 5

Quanergy Systems, Inc. Accounts Receivable as of March 31, 2023 ($ in USD) 3/31/2023 Accounts Receivable Reconciliation Total Accounts Receivable at the beginning of the reporting period $ 1,720,504 + Amounts billed during the period - - Amounts collected during the period (567,359) Total Accounts Receivable at the end of the reporting period $1,153,145 3/31/2023 Accounts Receivable Aging Current $ 966 1-30 Days Past Due 24,000 31-60 Days Past Due 303,946 61-90 Days Past Due 70,067 91+ Days Past Due 754,165 Total $1,153,145 6

Quanergy Systems, Inc. Post-petition Accounts Payable Aging as of March 31, 2023 ($ in USD) 3/31/2023 Current $ - 1-30 Days Past Due 1,100 31-60 Days Past Due 5,700 61-90 Days Past Due 282 Total $ 7,082 7

Quanergy Systems, Inc. Bank Reconciliation ($ in USD) Silicon Valley Bank x2011 Bank Reconciliation Bank Name Bank Balance Adjustments Book Balance x2011 Silicon Valley Bank $ 4,101,195 $ 2,754 $ 4,103,949 Adjustments Breakout Check #12621 $ 2,754 Total Adjustments $ 2,754 The positive $2,785 adjustment was made due to bank credit. Silicon Valley Bank x4224 Bank Reconciliation Bank Name Bank Balance Adjustments Book Balance x4224 Silicon Valley Bank $ 70,000 $ - $ 70,000 Silicon Valley Bank x1506 Bank Reconciliation Bank Name Bank Balance Adjustments Book Balance x1506 Silicon Valley Bank $ 3,038,334 $ - $ 3,038,334 Silicon Valley Bank x1498 Bank Reconciliation Bank Name Bank Balance Adjustments Book Balance x1498 Silicon Valley Bank $ 8,000 $ - $ 8,000 Silicon Valley Bank x2927 Bank Reconciliation Bank Name Bank Balance Adjustments Book Balance x2927 Silicon Valley Bank $ - $ - $ - Silicon Valley Bank x1679 Bank Reconciliation Bank Name Bank Balance Adjustments Book Balance x1679 Silicon Valley Bank $ - $ - $ - 8

Quanergy Systems, Inc. Payments Made on Pre-Petition Debt as of March 31, 2023 ($ in USD) Payee Name Amount Description $ - 9

Quanergy Systems, Inc. Payments to Insiders ($ in USD) Date Description Amount 3/31/2023 Salary and benefits $ 37,292 10

Quanergy Systems, Inc. Payments to Professionals as of March 31, 2023 ($ in USD) Professional Firm Date Amount Description Cooley LLP 3/10/2023 $ 373,740 Professional fees for services rendered from 2/1/2023 - 2/28/2023 Young Conaway Stargatt & Taylor, LLP 3/10/2023 $ 197,164 Professional fees for services rendered from 1/1/2023 - 1/31/2023 Stretto 3/3/2023 $ 4,401 Professional fees for services rendered from 12/13/2022 - 12/31/2022 and 1/1/2023 through 1/31/2023 Stretto 3/10/2023 $ 170,574 Fees related to services FTI Consulting 3/3/2023; 3/10/2023 $ 444,891 Professional fees for services rendered from 12/13/2022 through 1/31/2023 Sierra Constellation Partners 3/3/2023 $ 59,274 Professional fees for services rendered from 12/13/22 through 1/31/23 11